Exhibit 99.1

FOR RELEASE 4:01 PM EASTERN

WEDNESDAY, NOVEMBER 4, 2015

CONTACTS:
Investor Relations	Media Relations
John Bakewell	Meara Murphy
978-436-7073	978-671-8508

Lantheus Holdings, Inc. Reports 2015 Third Quarter Financial Results

Third quarter worldwide DEFINITY® revenue increased 19% as-reported and 20% in constant currency

Lantheus posts third quarter net income of $5.4 million and Adjusted EBITDA of $19.4 million

NORTH BILLERICA, Mass., November 4, 2015 – Lantheus Holdings, Inc. (the “Company”) (NASDAQ: LNTH), parent company of Lantheus Medical Imaging, Inc. (“LMI”), a global leader in developing, manufacturing, selling and distributing innovative diagnostic imaging agents and products, today reported financial results for its third quarter ending September 30, 2015.

Worldwide revenue for the third quarter of 2015 totaled $74.1 million, representing a decrease of 2% as-reported compared to $75.7 million reported for the third quarter of 2014. Constant currency revenue increased by 1% versus the prior year period.

The Company’s third quarter 2015 net income totaled $5.4 million or $0.18 per diluted share, an improvement of $6.3 million compared to a net loss of $900,000 or $(0.05) per diluted share in the third quarter of 2014. Third quarter net income results reflect gross margin expansion driven by the continued strong performance of DEFINITY® along with the effect of customer-specific changes within the Company’s nuclear medicine portfolio that occurred earlier this year, accompanied by reduced interest expense resulting from the Company’s recent debt refinancing.

The Company’s third quarter 2015 Adjusted EBITDA, as defined in the GAAP to non-GAAP reconciliation provided later in this release, increased to $19.4 million, or 26.2% of reported revenue, compared to $19.1 million, or 25.2% of reported revenue, in the third quarter of 2014.

Mary Anne Heino, President and CEO commented, “Our third quarter performance reflects the continued successful execution of our business strategy. During the third quarter we again experienced a strong sales performance for DEFINITY, driven by the continued growth of the U.S. ultrasound contrast market. DEFINITY sales increased by 20% in constant currency while growing sequentially for the thirteenth consecutive quarter. At the same time, our nuclear medicine portfolio continued to exhibit the profile of improved customer mix and profitability that we established earlier this year.”

Ms. Heino continued, “Overall, DEFINITY’s growing contribution combined with continued gross margin improvement and operating expense management has significantly expanded our operating and Adjusted EBITDA margins since last year, driving those margins to 18% and 26%, respectively, of reported revenue for the third quarter. Altogether, we are very pleased with our third quarter results and look forward to the remainder of this year and beyond, as we continue to focus on strengthening our operating model and enhancing our ability to meet and exceed the needs of our customers.”

Outlook

The Company anticipates worldwide revenue for full-year 2015 of approximately $292 million to $294 million, representing a constant currency change over last year of approximately negative (1)% to 0%, compared to previous guidance of $293 million to $297 million. This range assumes a negative full-year impact from currency of approximately $7 million, or 2%, compared to 2014.

The Company continues to anticipate full-year 2015 Adjusted EBITDA, as described in the GAAP to non-GAAP reconciliation provided later in this release, of $72 million to $75 million, representing approximately 25% to 26% of reported revenue.

The Company’s revenue and Adjusted EBITDA targets exclude the effect of possible future acquisitions or divestitures, other material future business developments and the adjustments of earnings as-reported to as-adjusted that are set forth in the GAAP to non-GAAP reconciliations provided later in this release.

The Company’s guidance for worldwide revenue and Adjusted EBITDA are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company’s actual results to differ materially from the anticipated targets. The anticipated targets are not predictions of the Company’s actual performance. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.

Internet Posting of Information

The Company routinely posts information that may be important to investors in the “Investor Relations” section of its website at www.lantheus.com. The Company encourages investors and potential investors to consult its website regularly for important information about the Company.

Conference Call and Webcast

As previously announced, the Company will host a conference call starting at 4:30 p.m. (Eastern Time) today. To access the live conference call via telephone, please dial 1-866-498-8390 (U.S. callers) or 1-678-509-7599 (international callers) and provide passcode 57541328. A live audio webcast of the call also will be available on the homepage of the Company’s website at www.lantheus.com.

A replay of the telephone conference call and audio webcast will be available from approximately 8:30 p.m. ET on November 4, 2015 through midnight on November 18, 2015. To access a replay of the conference call, dial 1-855-859-2056 (U.S. callers) or 1-404-537-3406 (international callers), and provide passcode 57541328. A replay of this conference call will also be available in the Investor Relations section of our website located at www.lantheus.com.

The conference call will include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release, our Form 8-K filed with the SEC today, or otherwise available in the Investor Relations section of our website located at www.lantheus.com.

The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the safe-harbor section of this press release.

About Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc.

Lantheus Holdings, Inc. is the parent company of LMI, which is a global leader in developing, manufacturing, selling and distributing innovative diagnostic imaging agents and products. LMI provides a broad portfolio of products, which are primarily used for the diagnosis of cardiovascular diseases. LMI’s key products include the echocardiography contrast agent DEFINITY® Vial for (Perflutren Lipid Microsphere) Injectable Suspension; TechneLite® (Technetium Tc99m Generator), a technetium-based generator that provides the essential medical isotope used in nuclear medicine procedures; and Xenon (Xenon Xe 133 Gas), an inhaled radiopharmaceutical imaging agent used to evaluate pulmonary function and for imaging the lungs. The Company is headquartered in North Billerica, Massachusetts, and has offices in Puerto Rico, Canada and Australia. For more information, visit www.lantheus.com.

Non-GAAP Financial Measures

The Company uses non-GAAP financial measures, such as net sales excluding the impact of foreign currency; operating income, as adjusted; net income, as adjusted; Adjusted EBITDA; net income, as adjusted, per diluted share; Adjusted EBITDA per diluted share; and free cash flow. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. The measures may exclude such items which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company’s reported results of operations for a period. Management uses these and other non-GAAP measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

Safe Harbor for Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” as defined under U.S. federal securities laws, including statements about our 2015 outlook. These statements reflect management’s current knowledge, assumptions, beliefs, estimates and expectations and express management’s current view of future performance, results and trends. Forward-looking statements may be identified by their use of terms such as anticipate, believe, confident, could, estimate, expect, intend, may, plan, predict, project, target, will and other similar terms. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section of our prospectus dated June 24, 2015 and filed with the SEC on June 26, 2015, and as may be further set forth or supplemented in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q).

– Tables Follow –

Lantheus Holdings, Inc. and subsidiaries

Condensed Consolidated Statements of Operations

(dollars in thousands, except share data – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Revenues	$74,123	$75,682	$222,260	$224,631
Cost of goods sold	40,418	44,044	120,119	131,873

Gross profit	33,705	31,638	102,141	92,758
Operating expenses
Sales and marketing expenses	8,633	8,327	26,934	27,227
General and administrative expenses	9,206	11,041	33,773	28,883
Research and development expenses	2,458	3,049	11,292	8,958

Total operating expenses	20,297	22,417	71,999	65,068
Operating income	13,408	9,221	30,142	27,690
Interest expense, net	(7,100)	(10,585)	(31,599)	(31,704)
Loss on extinguishment of debt	—	—	(15,528)	—
Other income (expense), net	(183)	441	234	(148)

Income (loss) before income taxes	6,125	(923)	(16,751)	(4,162)
Provision (benefit) for income taxes	739	(56)	1,911	(374)

Net income (loss)	$5,386	$(867)	$(18,662)	$(3,788)

Net income (loss) per common share
Basic and diluted	$0.18	$(0.05)	$(0.83)	$(0.21)
Common shares
Basic	30,359,516	18,080,968	22,443,257	18,080,496
Diluted	30,761,771	18,080,968	22,443,257	18,080,496

Lantheus Holdings, Inc. and subsidiaries

Consolidated Revenue Analysis

(dollars in thousands – unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	% change	2015	2014	% change
U.S.
DEFINITY	28,323	23,764	19.2%	81,333	68,768	18.3%
TechneLite	14,557	20,879	(30.3)%	47,367	61,602	(23.1)%
Xenon	12,713	8,914	42.6%	37,937	27,519	37.9%
Other	3,619	5,872	(38.4)%	11,620	16,919	(31.3)%

Total U.S.	$59,212	$59,429	(0.4)%	$178,257	$174,808	2.0%

International
DEFINITY	560	497	12.7%	1,644	1,368	20.2%
TechneLite	2,666	2,733	(2.5)%	8,078	8,576	(5.8)%
Xenon	10	2	400.0%	28	6	366.7%
Other	11,675	13,021	(10.3)%	34,253	39,873	(14.1)%

Total International	$14,911	$16,253	(8.3)%	$44,003	$49,823	(11.7)%

Worldwide
DEFINITY	28,883	24,261	19.1%	82,977	70,136	18.3%
TechneLite	17,223	23,612	(27.1)%	55,445	70,178	(21.0)%
Xenon	12,723	8,916	42.7%	37,965	27,525	37.9%
Other	15,294	18,893	(19.0)%	45,873	56,792	(19.2)%

Total Revenues	$74,123	$75,682	(2.1)%	$222,260	$224,631	(1.1)%

Lantheus Holdings, Inc. and subsidiaries

Supplemental Revenue Information

(unaudited)

	September 30, 2015 Quarter to Date Sales Growth/(Decline)
	Domestic As Reported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	19%	37%	13%	20%	19%
TechneLite	(30)%	13%	(2)%	(25)%	(27)%
Xenon	43%	450%	400%	43%	43%
Other	(38)%	3%	(10)%	(10)%	(19)%

Total Revenues	0%	6%	(8)%	1%	(2)%

	September 30, 2015 Year to Date Sales Growth/(Decline)
	Domestic As Reported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	18%	39%	20%	19%	18%
TechneLite	(23)%	5%	(6)%	(20)%	(21)%
Xenon	38%	433%	367%	38%	38%
Other	(31)%	(4)%	(14)%	(12)%	(19)%

Total Revenues	2%	(1)%	(12)%	1%	(1)%

Lantheus Holdings, Inc. and subsidiaries

Reconciliation of Revenues to Revenues Excluding the Impact of Foreign Currency

(dollars in thousands – unaudited)

	Three Months Ended September 30, 2015		Nine Months Ended September 30, 2015
	International Net Sales	Total Net Sales	International Net Sales	Total Net Sales
Net sales, as reported	$14,911	$74,123	$44,003	$222,260
Currency impact as compared to prior period	2,282	2,282	5,180	5,180

Net sales, excluding the impact of foreign currency	$17,193	$76,405	$49,183	$227,440

Lantheus Holdings, Inc. and subsidiaries

Reconciliations of As Reported Results to Non-GAAP Financial Measures

(dollars in thousands – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Operating Income
Operating Income, as reported	$13,408	$9,221	$30,142	$27,690
Reconciling items impacting Operating Income:
Campus Consolidation Costs	—	—	3,630	—
Sponsor Termination Costs	—	—	6,527	—

Operating income, as adjusted	$13,408	$9,221	$40,299	$27,690

Operating Income, as adjusted, as a percentage of net sales	18.1%	12.2%	18.1%	12.3%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income (loss)
Net income (loss), as reported	$5,386	$(867)	$(18,662)	$(3,788)
Reconciling items impacting Gross Profit:
Campus Consolidation Costs	—	—	77	—
Reconciling items impacting Operating Expenses:
Campus Consolidation Costs	—	—	3,553	—
Sponsor Termination Costs	—	—	6,527	—
Reconciling items impacting Non-operating Expenses:
Loss on Debt Extinguishment	—	—	15,528	—
Interest Upon Redemption of Senior Notes	—	—	3,250	—

Net income (loss), as adjusted	$5,386	$(867)	$10,273	$(3,788)

Net income (loss), as adjusted, as a percentage of net sales	7.3%	(1.1)%	4.6%	(1.7)%

Net income (loss), as adjusted, per common share
Basic	$0.18	$(0.05)	$0.46	$(0.21)
Diluted	$0.18	$(0.05)	$0.45	$(0.21)
Common shares
Basic	30,359,516	18,080,968	22,443,257	18,080,496
Diluted	30,761,771	18,080,968	22,730,167	18,080,496

Lantheus Holdings, Inc. and subsidiaries

Reconciliation of As Reported Results to Non-GAAP Financial Measures

(dollars in thousands – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
EBITDA
Net income (loss), as reported	$5,386	$(867)	$(18,662)	$(3,788)
Interest expense, net	7,100	10,585	31,599	31,704
Provision (benefit) for income taxes	300	(415)	695	(536)
Depreciation	1,940	2,163	9,649	6,514
Amortization of intangible assets	1,888	2,275	5,678	6,848

EBITDA	16,614	13,741	28,959	40,742
Reconciling items impacting EBITDA:
Non-cash stock-based compensation	591	247	1,524	782
Legal fees relating to business interruption claim	4	462	67	927
Asset write-off	631	639	1,182	1,150
Severance and recruiting costs	634	211	853	512
Sponsor fee and other	22	2,582	7,340	3,091
Extinguishment of debt	—	—	15,528	—
New manufacturer costs	953	1,175	2,568	4,188

Adjusted EBITDA	$19,449	$19,057	$58,021	$51,392

Adjusted EBITDA as a percentage of net sales	26.2%	25.2%	26.1%	22.9%

Lantheus Holdings, Inc. and subsidiaries

Reconciliation of Free Cash Flow

(dollars in thousands – unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net cash provided by operating activities	$5,417	$20,513	$9,136	$15,465
Capital expenditures	(2,307)	(1,823)	(8,419)	(5,303)

Free cash flow	$3,110	$18,690	$717	$10,162

Lantheus Holdings, Inc. and subsidiaries

Condensed Consolidated Balance Sheets

(dollars in thousands – unaudited)

	September 30, 2015	December 31, 2014
Assets
Current assets
Cash and cash equivalents	$21,922	$19,739
Accounts receivable, net	39,724	41,540
Inventory	16,579	15,582
Other current assets	5,210	4,374

Total current assets	83,435	81,235
Property, plant and equipment, net	92,393	96,014
Capitalized software development costs, net	1,981	2,421
Intangibles, net	22,489	27,191
Goodwill	15,714	15,714
Other long-term assets	20,120	20,578

Total assets	$236,132	$243,153

Liabilities and stockholders' deficit
Current liabilities
Line of credit	$—	$8,000
Accounts payable	10,700	15,665
Accrued expenses and other liabilities	19,968	24,863
Current portion of long-term debt	3,650	—

Total current liabilities	34,318	48,528
Asset retirement obligation	8,074	7,435
Long-term debt, net	350,367	392,863
Other long-term liabilities	33,518	33,597

Total liabilities	426,277	482,423

Stockholders' deficit	(190,145)	(239,270)

Total liabilities and stockholders' deficit	$236,132	$243,153

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